Exhibit 10.19

EXECUTION COPY

SECOND AMENDMENT AGREEMENT

To Omnibus Pledge and Security Agreement and Irrevocable Proxy

Dated as of June 1, 2009

by and among

RFC ASSET HOLDINGS II, LLC,

PASSIVE ASSET TRANSACTIONS, LLC

RESIDENTIAL CAPITAL, LLC

RESIDENTIAL FUNDING COMPANY, LLC

GMAC MORTGAGE, LLC

and certain of their Affiliates from time to time parties hereto,

as Grantors,

GMAC INVESTMENT MANAGEMENT LLC,

as a Secured Party

and

GMAC LLC,

as Omnibus Agent, as Lender Agent under the Loan Agreement,

as Lender under the MSR Loan Agreement, as Credit Agent under the Credit Agreement and as a

Secured Party

Second Amendment Agreement to Omnibus Pledge and Security Agreement

This SECOND AMENDMENT AGREEMENT (this “Agreement”) dated as of June 1, 2009 (the “Amendment Effective Date”), is by and among RFC Asset Holdings II, LLC, a Delaware limited liability company (“RAHI”), and Passive Asset Transactions, LLC, a Delaware limited liability company (“PATI”); Residential Capital, LLC, a Delaware limited liability company (“ResCap”), Residential Funding Company, LLC, a Delaware limited liability company (“RFC”), and GMAC Mortgage, LLC, a Delaware limited liability company (“GMAC Mortgage” and each of RAHI, PATI, ResCap, and RFC, together with any successors and assigns, is herein a “Grantor” and collectively, the “Grantors”); GMAC Investment Management LLC, a Delaware limited liability company (together with its successors and assigns, “GMAC IM”), as a Secured Party; and GMAC LLC, a Delaware limited liability company, as agent for the Secured Parties (in such capacity, the “Omnibus Agent”), as Lender Agent under the Loan Agreement, as Lender under the MSR Loan Agreement, as Credit Agent under the Credit Agreement and as a Secured Party.

Reference is hereby made to the Omnibus Pledge and Security Agreement and Irrevocable Proxy dated as of March 18, 2009 among the Grantors, GMAC IM and the Omnibus Agent (as amended and modified through the date hereof, the “Omnibus Security Agreement”).

RECITALS

1. Each of the parties hereto is a party to the Omnibus Security Agreement.

2. The parties hereto desire to make certain amendments to the Omnibus Security Agreement.

3. Each of the parties hereto, by its signature hereto, hereby acknowledges, consents and agrees to the changes set forth herein.

4. In consideration of the promises and mutual agreements herein contained and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINED TERMS

SECTION 1.1 Capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Omnibus Security Agreement.

ARTICLE II

CREDIT AGENT

The Credit Agent is hereby made a party to the Omnibus Security Agreement, and the Credit Agent hereby (i) agrees to become a party to the Omnibus Security Agreement, (ii) to be bound by the terms thereof, and (iii) ratifies and confirms its appointment of the Omnibus Agent as its agent pursuant to Section 11 of the Omnibus Security Agreement.

Second Amendment Agreement to Omnibus Pledge and Security Agreement

ARTICLE III

AMENDMENTS TO THE OMNIBUS SECURITY AGREEMENT

SECTION 3.1 Amendments to Section 1. Section 1 to the Omnibus Security Agreement is hereby amended by amending and restating the following definitions:

“Account Collateral means Deposit Accounts, Securities Accounts and other Collateral described in clauses (f) and (g) of Section 2 hereof.

Obligations means obligations, indebtedness, fees, expenses (including, without limitation, attorneys’ fees and expenses) and liabilities of any ResCap Counterparty or Grantor under any Specified Document, now existing or hereafter arising under or in connection with the Specified Documents, whether monetary or otherwise, matured or unmatured, direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, and any interest accruing thereon (including any interest that accrues after the commencement of any proceeding by or against any ResCap Counterparty or any other Person under any bankruptcy, insolvency, liquidation, moratorium, receivership, reorganization or other debtor relief law) and all attorneys’ fees and other expenses incurred in the collection or enforcement thereof; including without limitation (a) the obligations, indebtedness and liabilities of the ResCap Counterparties under the Master Netting Agreement or otherwise pursuant to the terms of the other Derivative Documents, (b) all other “Obligations” as defined in the Loan Agreement, (c) all other “Secured Obligations” as defined in the MSR Loan Agreement, and (d) all other “Obligations” as defined in the Credit Agreement.

Permitted Liens means (a) Liens arising under this Agreement or the other Security Documents, (b) with respect to all “Collateral” as defined in the November Security Agreement, any Liens permitted under the Loan Agreement, (c) with respect to all Derivative Collateral, any Liens permitted under the Derivative Documents, (d) with respect to all “Collateral” as defined in the MSR Loan Agreement, any Liens permitted under the MSR Loan Agreement and (e) with respect to all “Collateral” as defined in the Credit Agreement, any Liens permitted under the Credit Agreement.

Secured Parties means (i) GMAC IM, (ii) GMAC LLC, as lender under the MSR Loan Agreement, (iii) each “Indemnified Party” under and as defined in the MSR Loan Agreement, (iv) the Lender Agent, for the benefit of the “Lender Parties” under and as defined in the Loan Agreement, (v) the Credit Agent, for the benefit of the “Lender Parties” under and as defined in the Credit Agreement and (vi) any other Person to whom any Obligation is owed.

Specified Documents means (i) each of the Derivative Documents, (ii) each of the November Documents, (iii) each of the MSR Documents, (iv) each of the Credit Documents and (v) this Agreement.

2	Second Amendment Agreement to Omnibus Pledge and Security Agreement

SECTION 3.2 Amendments to Section 1. Section 1 to the Omnibus Security Agreement is hereby amended by inserting the following definitions in the proper alphabetical order:

“Credit Agent means GMAC LLC, in its capacity as agent for the “Lender Parties” under and as defined in the Credit Agreement.

Credit Agreement means that certain Credit Agreement, dated as of June 1, 2009, as amended, supplemented, restated or otherwise modified from time to time, among RAHI and PATI, as borrowers, ResCap, RFC, and GMAC Mortgage, as guarantors, and GMAC LLC, as agent and initial lender, and certain other financial institutions and Persons from time to time party thereto as lenders, pursuant to which the lenders thereunder have agreed to make loans to RAHI and PATI.

Credit Documents means the Credit Agreement, the notes issued thereunder by RAHI and PATI as borrowers thereunder, the Fourth Security Agreement (as defined in the Credit Agreement), and all notices, certificates, financing statements, agreements and other documents to be executed and delivered by RAHI, PATI, ResCap, RFC or GMAC Mortgage pursuant to the foregoing or otherwise in connection with the Credit Agreement or the extension of financing contemplated thereunder.”

SECTION 3.3 Amendment to Section 7. Section 7(c) of the Omnibus Security Agreement is hereby amended and restated in its entirety as follows:

“(c) The Grantors hereby acknowledge and agree that (i) the covenants and restrictions contained in Article VII (other than Section 7.02(h)), Article X and Section 12.11 of the Loan Agreement are incorporated by reference herein and shall apply with respect to the November Collateral, (ii) the covenants and restrictions contained in Sections 7.01(d), 7.01(k) 7.01(n), 7.01(r), 7.02(a), 7.02(d), 7.03(m) and 12.11 of the Loan Agreement are incorporated by reference herein and shall apply with respect to the Derivative Collateral, (iii) the covenants and restrictions contained in Section 4.03, Section 4.04, Article VII (other than the covenant contained in Section 7.02(b)) and Article X of the MSR Loan Agreement are incorporated by reference herein and shall apply with respect to the MSR Collateral, and (iv) the covenants and restrictions contained in Article VII (other than Section 7.02(h)), Article X and Section 12.11 of the Credit Agreement are incorporated by reference herein and shall apply with respect to the November Collateral; provided that if either the Loan Agreement, the Credit Agreement or the MSR Loan Agreement shall cease to be in effect, references in this Section to such agreement shall be deemed to be references to such agreement immediately prior to the time it ceased to be in effect.”

3	Second Amendment Agreement to Omnibus Pledge and Security Agreement

SECTION 3.4 Amendment to Section 15. Section 15(a) of the Omnibus Security Agreement is hereby amended and restated in its entirety as follows:

“(a) Notwithstanding anything to the contrary contained herein or in any other Specified Document, in the event that any Collateral is also pledged to the Lender Agent, the Omnibus Agent or the Credit Agent to secure the Obligations by any Grantor pursuant to any security, pledge or similar agreement governed by foreign law (a “Foreign Pledge Agreement”) and the provisions of such Foreign Pledge Agreement conflict with the provisions of this Agreement, the applicable Grantor shall comply with the provisions of such Foreign Pledge Agreement and shall not be deemed to have breached any representation or covenant contained herein or in any other Specified Document as a result thereof.

ARTICLE IV

CONDITIONS TO EFFECTIVENESS

SECTION 4.1 Amendment Effective Date. This Agreement and the provisions contained herein shall become effective as of the Amendment Effective Date.

SECTION 4.2 Opinions. On or before June 1, 2009, the Grantors shall deliver or cause to be delivered opinions of counsel to the Borrowers, the Guarantors and Grantors with respect to the transactions contemplated hereby, which opinions shall be in form and substance satisfactory to the Omnibus Agent.

SECTION 4.3 Other. On or before June 1, 2009, the Grantors shall deliver or cause to be delivered such other documents, including but not limited to the Grantors’ board resolutions approving this Agreement, as the Omnibus Agent may reasonably request, which documents will be in form and substance satisfactory to the Omnibus Agent.

ARTICLE V

ACKNOWLEDGEMENTS, CONSENTS, NOTICE, CONFIRMATION AND

REPRESENTATIONS AND WARRANTIES

SECTION 5.1 Notice. Each party hereto hereby acknowledges timely notice of the execution of this Agreement and of the transactions and amendments contemplated hereby. Each party hereto hereby waives any notice requirement contained in the Omnibus Security Agreement or the Specified Documents with respect to the execution of this Agreement.

SECTION 5.2 Confirmation of the Omnibus Security Agreement. The Grantors each hereby acknowledge and agree that the Omnibus Security Agreement and each other Specified Document (as amended as of the date hereof) are each ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms. Without limiting the foregoing, each Grantor reaffirms its grant of a security interest in all the Collateral pledged by it, and agrees that such security interest secures all Obligations as defined in the Omnibus Security Agreement, as amended by this Agreement (the “Amended Agreement”). As of the Amendment Effective Date, (i) each reference in the Omnibus Security Agreement to “this Agreement” or in any other Specified Document to the “Omnibus Security Agreement” shall mean the Amended Agreement as hereinafter amended or restated, and (ii) each reference in the Amended Agreement or any other Specified Document to the parties to the Omnibus Security Agreement or the Secured Parties shall include the Credit Agent and the other Secured Parties, as defined in the Amended Agreement.

4	Second Amendment Agreement to Omnibus Pledge and Security Agreement

SECTION 5.3 Representations and Warranties. By its signature hereto, each Grantor hereby represents and warrants that, before and after giving effect to this Agreement, as follows:

(a) Its representations and warranties set forth in the Omnibus Security Agreement are true and correct as if made on the date hereof, except to the extent they expressly relate to an earlier date; and

(b) No Default has occurred and is continuing.

ARTICLE VI

MISCELLANEOUS

SECTION 6.1 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES (BUT WITH REFERENCE TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH BY ITS TERMS APPLIES TO THIS AGREEMENT).

SECTION 6.2 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original (whether such counterpart is originally executed or an electronic copy of an original and each party hereto expressly waives its rights to receive originally executed documents) and all of which when taken together shall constitute one and the same agreement.

SECTION 6.3 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO A TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

SECTION 6.4 Entire Agreement. This Agreement, the Security Agreement and the other Facility Documents embody the entire agreement and understanding of the parties hereto and supersede any and all prior agreements, arrangements and understanding relating to the matters provided for herein.

SECTION 6.5 Captions. The various captions in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement.

SECTION 6.6 Severability. If any provision of this Agreement, or the application thereof to any party or any circumstance, is held to be unenforceable, invalid or illegal (in whole or in part) for any reason (in any jurisdiction), the remaining terms of this Agreement, modified by the deletion of the unenforceable invalid or illegal portion (in any relevant jurisdiction), will continue in full force and effect, and such unenforceability, invalidity or illegality will not otherwise affect the enforceability, validity or legality of the remaining terms of this Agreement so long as this Agreement, as so modified, continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the deletion of such portion of this Agreement will not substantially impair the respective expectations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties.

5	Second Amendment Agreement to Omnibus Pledge and Security Agreement

SECTION 6.7 SUBMISSION TO JURISDICTION. EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK LOCATED IN THE CITY OF MANHATTAN OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH PARTY HERETO HEREBY CONSENTS TO PROCESS BEING SERVED IN ANY SUIT, ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT, OR ANY DOCUMENT DELIVERED PURSUANT HERETO BY THE MAILING OF A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, RETURN RECEIPT REQUESTED, TO ITS RESPECTIVE ADDRESS SPECIFIED AT THE TIME FOR NOTICES UNDER THIS AGREEMENT OR TO ANY OTHER ADDRESS OF WHICH IT SHALL HAVE GIVEN WRITTEN OR ELECTRONIC NOTICE TO THE OTHER PARTIES. THE FOREGOING SHALL NOT LIMIT THE ABILITY OF ANY PARTY HERETO TO BRING SUIT IN THE COURTS OF ANY JURISDICTION.

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6	Second Amendment Agreement to Omnibus Pledge and Security Agreement

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

RFC ASSET HOLDINGS II, LLC,
as Grantor

By:	/s/ Melissa White

Name:	Melissa White
Title:	Assistant Treasurer

S-1	Second Amendment Agreement to Omnibus Pledge and Security Agreement

PASSIVE ASSET TRANSACTIONS, LLC,
as Grantor

By:	/s/ Melissa White

Name:	Melissa White
Title:	Assistant Treasurer

S-2	Second Amendment Agreement to Omnibus Pledge and Security Agreement

RESIDENTIAL CAPITAL, LLC,
as Grantor

By:	/s/ John M. Peterson

Name:	John M. Peterson
Title:	Assistant Treasurer

S-3	Second Amendment Agreement to Omnibus Pledge and Security Agreement

RESIDENTIAL FUNDING COMPANY, LLC,
as Grantor

By:	/s/ Melissa White

Name:	Melissa White
Title:	Assistant Treasurer

S-4	Second Amendment Agreement to Omnibus Pledge and Security Agreement

GMAC MORTGAGE, LLC,
as Grantor

By:	/s/ Melissa White

Name:	Melissa White
Title:	Assistant Treasurer

S-5	Second Amendment Agreement to Omnibus Pledge and Security Agreement

GMAC LLC, as Omnibus Agent, as Lender Agent under the Loan Agreement, as Lender under the MSR Loan Agreement, as Credit Agent under the Credit Agreement and as Secured Party

By:	/s/ David C. Walker
Name:	David C. Walker
Title:	Business Unit Treasury Executive

S-6	Second Amendment Agreement to Omnibus Pledge and Security Agreement

GMAC INVESTMENT MANAGEMENT LLC, as Secured Party

By:	/s/ Melissa Melvin

Name:	Melissa Melvin
Title:	Assistant Secretary

S-7	Second Amendment Agreement to Omnibus Pledge and Security Agreement

ACKNOWLEDGEMENT AND AGREEMENT BY THE SENIOR DEBT AGENT

The Senior Debt Agent hereby acknowledges and agrees with the Omnibus Agent that none of the Collateral is subject to the lien created by the Senior Debt Security Documents. The Senior Debt Agent further agrees, upon request of the Omnibus Agent, to take such actions as are reasonably necessary to cause Wells Fargo Bank, N.A., as First Priority Collateral Agent under the Senior Debt Loan Agreement, to confirm that no lien exists with respect to such Collateral pursuant to the Senior Debt Security Documents.

GMAC LLC,
as Senior Debt Agent

By:	/s/ David C. Walker
Name:	David C. Walker
Title:	Business Unit Treasury Executive

S-8	Second Amendment Agreement to Omnibus Pledge and Security Agreement